UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 5, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Amended Independent Director Compensation Policy

On April 5, 2021, upon recommendation of the Compensation Committee, the Board of Directors of BeiGene, Ltd. (the “Company” or “BeiGene”) approved amendments to the Company’s Independent Director Compensation Policy (the “Amended Independent Director Compensation Policy”). Under the Amended Independent Director Compensation Policy, independent directors will be paid an annual cash retainer of $60,000, which is an increase of $10,000 from the existing annual retainer adopted in 2018, and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, ranging from $7,500 to $22,500 per year, as specified in the policy, which reflect increases of $1,500 or $2,500 from the existing fees adopted in 2018 for service as a member of each committee and no changes for service as a chair of each committee. The changes for the cash retainers, which are paid quarterly, are effective as of April 1, 2021.

Additionally, independent directors will be granted an initial equity award (the “Initial Grant”) initially valued at $400,000 in connection with their initial election or appointment to the Board of Directors, pro-rated in the first year of service, and an annual equity award (the “Annual Grant”) initially valued at $400,000 on the date of each annual meeting of shareholders, which reflect an increase from the existing $300,000 awards adopted in 2018. Each of the awards will consist of 50% share options (“Options”) and 50% restricted share units (“RSUs”), compared to the existing policy of granting 100% share options; provided, however, that to the extent that a grant of RSUs is subject to shareholder approval pursuant to applicable listing rules (as is currently the case under the rules of the Hong Kong Stock Exchange), (i) the Initial Grant shall consist of 100% Options and (ii) the Annual Grant shall include RSUs only upon shareholder approval and, in the absence of such shareholder approval, the Annual Grant shall consist of 100% Options. As under the current policy, the equity awards will vest on the earlier of the first anniversary of date of grant or the date of the next annual meeting of shareholders, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, directors generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director. The Options will have an exercise price equal to the higher of (i) the fair market value per share of the Company’s shares on the date of grant, and (ii) the average fair market value per share of the Company’s shares for the five trading days immediately preceding the date of grant. The equity awards will be granted under the Company’s 2016 Share Option and Incentive Plan (as may be amended from time to time, the “2016 Plan”) and standard form of award agreements thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed $1 million in any calendar year. The changes for Initial Grants are effective immediately and for Annual Grants will be effective for the awards to be made on the date of the 2021 Annual General Meeting of Shareholders.

A complete copy of the Amended Independent Director Compensation Policy is filed as Exhibit 10.1 and is incorporated herein by reference. The above summary of the terms of the Amended Independent Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to such exhibit.

BeiGene Announces First Commercial Manufacturing Approval for Its State-of-the-Art Biologics Facility in Guangzhou, China

On April 7, 2021, the Company announced approval from the China National Medical Products Administration (NMPA) for BeiGene to begin manufacturing commercial supply of its approved anti-PD-1 antibody, tislelizumab, at its state-of-the-art biologics facility in Guangzhou, China. At over one million square feet (100,000 square meters) and 8,000 liters of biologics capacity approved for commercial supply, this wholly owned facility will immediately begin production of commercial supply of tislelizumab for the China market. An additional phase of construction currently in progress to bring total capacity to 64,000 liters is expected to be completed by the end of 2022. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

BeiGene Provides Update on Phase 2 Clinical Trial of Zanubrutinib in Patients with COVID-19-Related Pulmonary Distress

On April 8, 2021, the Company announced that the Phase 2 clinical trial evaluating BRUKINSA® (zanubrutinib) in patients hospitalized with respiratory symptoms of COVID-19, requiring supplemental oxygen without mechanical ventilation, did not meet the co-primary efficacy endpoints of respiratory failure-free survival or reduction in days on oxygen as compared to placebo. There were no new or additional safety signals for zanubrutinib identified in the trial. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	BeiGene, Ltd. Independent Director Compensation Policy, as amended.

99.1	Press Release issued by BeiGene, Ltd. on April 7, 2021.

99.2	Press Release issued by BeiGene, Ltd. on April 8, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Exhibit Index

Exhibit No.	Description

10.1	BeiGene, Ltd. Independent Director Compensation Policy, as amended.

99.1	Press Release issued by BeiGene, Ltd. on April 7, 2021.

99.2	Press Release issued by BeiGene, Ltd. on April 8, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: April 8, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel